August 10, 2015 Creation of A Leading Nitrogen Fertilizer MLP Announcing the Merger of CVR Partners and Rentech Nitrogen Partners Exhibit 99.1

Safe Harbor Statement
Additional Information About the Proposed Transaction
In connection with the proposed transaction, CVR Partners, LP (“CVR Partners”) intends to file a registration statement on Form S-4 that will include a prospectus of CVR Partners and a proxy statement of Rentech Nitrogen Partners, L.P. (“Rentech Nitrogen”), and CVR Partners and
Rentech Nitrogen intend to file other documents, with the Securities and Exchange Commission (the “SEC”). INVESTORS ARE URGED TO
READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY
BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
A definitive proxy statement / prospectus will be sent to unitholders of Rentech Nitrogen seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement / prospectus (when available) and other documents filed by CVR Partners and Rentech Nitrogen with the SEC at the SEC's website, www.sec.gov. The definitive proxy statement / prospectus (when available) and such other documents relating to CVR Partners may also be obtained free of charge by directing a request to CVR Partners LP, Attn: Investor Relations,
2277 Plaza Drive, Suite 500, Sugar Land, TX 77479. The definitive proxy statement / prospectus (when available) and such other documents relating to Rentech Nitrogen may also be obtained free of charge by directing a request to Rentech Nitrogen Partners, L.P., Attn: Investor
Relations, Julie Dawoodjee Cafarella, 10877 Wilshire Blvd., 10th Floor, Los Angeles, CA 90024.
Participants in the Solicitation
CVR Partners, Rentech Nitrogen and their respective directors and executive officers may, under the rules of the SEC, be deemed to be
"participants" in the solicitation of proxies in connection with the proposed transaction. Information regarding directors and executive officers of
CVR Partners’ general partner is contained in CVR Partners’ Form 10-K for the year ended December 31, 2014, which has been filed with the
SEC. Information regarding directors and executive officers of Rentech Nitrogen’s general partner is contained in Rentech Nitrogen’s Form 10-K for the year ended December 31, 2014, which has been filed with the SEC. A more complete description will be available in the registration statement and the proxy statement/prospectus.
This document shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the
Securities Act of 1933, as amended.
Forward-Looking Statements
This presentation may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond CVR Partners’ and Rentech Nitrogen’s control, including the ability to consummate the proposed transaction; the ability to obtain the requisite regulatory approvals, Rentech Nitrogen unitholder approval, the ability of Rentech Nitrogen to divest or distribute its Pasadena facility, and the satisfaction of other conditions to consummation of the transaction; the ability of CVR Partners to successfully integrate Rentech Nitrogen’s operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to finance the combined company; and the ability to achieve revenue growth. An extensive list of factors that can affect future results are discussed in CVR Partners’ Annual Report on Form 10-K, Rentech Nitrogen’s Annual Report on Form 10-K and other documents filed from time to time with the SEC. CVR Partners and Rentech Nitrogen undertake no obligation to update or revise any forward-
looking statement to reflect new information or events.

Presenters
John "Jack" Lipinski
Executive Chairman
CVR Partners, LP
Mark A. Pytosh
Chief Executive Officer & President
CVR Partners, LP
Keith B. Forman
Chief Executive Officer
Rentech
Nitrogen Partners, L.P.

Combination Overview
Consideration
•
CVR Partners (“UAN”) to acquire all units of Rentech Nitrogen Partners (“RNF”) through merger, which excludes Pasadena:
-
1.04
units
of
UAN
and
$2.57
in
cash
for
each
unit
of
RNF
(1)
-
81% units / 19% cash
(2)
•
Value
of
$14.88
based
on
UAN
closing
prices
on
2/16/15
(3)
and
$13.69
based
on
UAN
closing
prices
on
8/7/15
(excl.
Pasadena)
Premiums
•
20.3%
premium
(4)
implied
from
unaffected
exchange
ratio
on
2/16/15
(3)
•
32.9% premium
(4)
at the current exchange ratio (as of 8/7/2015)
•
14.1% premium
(4)
implied from last 30-day VWAP exchange ratio (as of 8/7/2015)
Pro Forma
Ownership
•
Existing
UAN
Unitholders:
~64.4%
–
CVI:
~34.1%
(5)
•
Existing
RNF
Unitholders:
~35.6%
–
Rentech,
Inc.:
~10.1%
(6)
;
GSO
(Blackstone):
~11.2%
(6)
;
Public
RNF
Unitholders:
~14.4%
(6)
1.
No financing condition
2.
Based on market data as of 8/7/2015
3.
One day before strategic alternatives process was publicly announced by RNF
4.
For detailed calculation, please refer to page 12
5.
Icahn Enterprises owns ~82% of CVI common stock
6.
Rentech,
Inc.
will
exchange
a
portion
of
the
CVR
Partners
units
it
receives
for
$140
million
of
securities
held
by
GSO
Capital
Partners,
at
a
CVR
unit
price
to
be
determined
based
on
a
15%
discount
to
the
pre-closing
VWAP.
The
percentages
listed
above
assume
that
the
pre-closing
VWAP
is
equal
to
the
pre-signing
VWAP
for
the
period
ended
August
7,
2015
Pasadena
•
RNF unitholders to retain value of Pasadena facility; RNF to sell or spin Pasadena facility prior to closing
Timing
•
Target closing by December 31, 2015. No later than May 31, 2016
Approvals
•
No unitholder vote required at UAN; Unitholder vote required at RNF
•
Rentech, Inc. (59.7% ownership in RNF) has entered into a support agreement, pursuant to which it will vote all of its common units for the merger
•
Subject to regulatory approvals
Governance &
Leadership
•
Board to increase from 7 to 11 Members: 2 designees appointed by CVR Energy, Inc.; 2 by Rentech, Inc.
•
Executive Chairman: Jack Lipinski, CEO: Mark Pytosh, CFO: Susan Ball
Advisers
•
Morgan Stanley served as sole financial adviser to RNF. Latham & Watkins served as legal adviser
•
Vinson & Elkins served as legal adviser to UAN
Financial Impact
•
Combination achieves double-digit accretion for UAN unitholders’ DPU before estimated annual run-rate synergies of at least
$12MM

Combination Highlights
1.
Based on market data as of 8/7/2015
2.
Comprises of ~1.2MM tons of combined UAN products, ~350k tons of ammonia products and ~300k tons of other products
3.
Eliminates single ammonia / UAN production facility risk for both UAN and RNF
A leading North American nitrogen
fertilizer producer
•
Over
$1.6Bn
pro
forma
enterprise
value
(1)
•
~1.9MM annual sellable tons of nitrogen
products
(2)
•
Strong margins relative to peers
Diversification reduces risk
•
Asset diversification
Eliminates single facility risk for
both partnerships
(3)
•
Geographic diversification
•
Markets diversification
•
Feedstock diversification
Natural gas and pet coke
Both sets of unitholders
participate in value creation
•
Attractive valuation for RNF
unitholders
•
RNF unitholders to retain value of
Pasadena
•
Significantly accretive to UAN’s
expected distributions per unit
Value creation from estimated
annual run-rate synergies of at
least $12MM
•
Straightforward integration
Combine 2 standalone facilities
•
Reduction of public company costs
Strategic platform for growth,
as the industry consolidates
•
Attractive market position
•
Strong combined balance sheet
•
Increased capital markets liquidity

13.0
10.2
5.4
4.5
2.8
2.3
1.5
1.3
1.1
0.4
CF
Potash
Agrium
Koch
UAN / RNF
Yara
UAN
RNF
LSB
OCI
A Leading North American Nitrogen Fertilizer Producer
Source: 2014 10K Filings, public disclosures
1.
Assumes production 365 days a year for calculation of capacity
2.
Current annual capacity not pro forma for expansions coming online in 2015 and 2016 nor acquisition of OCI NV businesses; includes Terra Nitrogen LP, which is 75% owned by CF
3.
Represents nitrogen segment volume
4.
East Dubuque only
(MM Short Tons)
North
American
Nitrogen
Fertilizer
Production
Capacity
(1)
(2)
(3)
(4)

Strong Margins
($ / Ton)
2014
Gross
Margin
per
Ton
(1)
$186
$184
$142
$141
$133
$128
0
50
100
150
200
Rentech Nitrogen
Potash
CVR Partners
Agrium
CF
Yara
(2)
Source: Company Filings
1.
Based on total fertilizer product tons; gross margins exclude depreciation and amortization expenses
2.
East Dubuque only
3.
Gross
margin
adjusted
for
$10.5MM
of
one-time
increase
in
distribution
costs;
the
increase
in
distribution
costs
was
driven
by
a
larger
portion
of
UAN’s
fleet
due
for
regulatory
inspections and related repairs
(3)

Feedstock
Highlight
Acreage
Shipping
2014 Revenue Mix
Key Markets
•
Natural gas
•
Located in the heart of the Mid Corn Belt
•
Premium pricing due to advantageous location
•
Relatively low cost North America natural gas as feedstock
•
210 acres (140 feet above the Mississippi River)
•
Primarily at plant gate to customers' trucks
•
Barge and rail access
•
Mid Corn Belt (within 200 miles of the facility)
Ammonia
43%
UAN
38%
Urea
13%
CO2
1%
Other
3%
Nitric Acid
2%
East Dubuque, IL Facility
•
Petroleum coke
•
Located in Kansas, adjacent to CVR Refining’s facility
•
Uses unique petroleum coke gasification process, also
known as clean coke technology with CO
2
captured
•
60 acres
•
Primarily rail with some truck
•
Southern Plains
Coffeyville, KS Facility
UAN 92%
Ammonia
4%
Hydrogen 3%
Other
1%
Diversification for Unitholders of Both MLPs
•
Well-positioned to capitalize on favorable North American nitrogen industry fundamentals
•
Eliminates
single
facility
risk
for
both
partnerships
(1)
1.
Eliminates single ammonia / UAN production facility risk for both UAN and RNF

Combines Complementary Strengths in Nitrogen
Value Contributed by CVR Partners
Value Contributed by Rentech Nitrogen
Location in Southern
Plains
and premium
product
focus
Mid Corn Belt location resulting in higher
net sales prices for ammonia and UAN
Nitrogen
fertilizer pure play
Nitrogen fertilizer pure play
Stable and low input prices
Low U.S. natural gas feedstock / input
prices
UAN capacity
expansion completed
Urea and ammonia production capacity
expansion completed
Payout 100%
of available cash each
quarter
Payout 100% of available cash each
quarter
Experienced management
Experienced facility management
Current projects expected to generate
incremental EBITDA
Current projects expected to generate
incremental EBITDA
•
Bringing the two companies together will enhance the execution of their respective strategies
•
Compelling logic for combination has been in place since both MLPs went public in 2011

Attractive Location for Nitrogen Fertilizer Plants
Benefits of Location
Attractive Market Position
Coffeyville Facility, KS
•
Strategic location in the Southern Plains
•
Located on Union Pacific mainline
•
Transportation cost advantage to
Southern Plains vs. U.S. Gulf Coast
East Dubuque Facility, IL
•
Entire market within a 200-mile radius
•
In
the
center
of
the
Mid
Corn
Belt
–
the
largest nitrogen market and top corn
producing region
•
Transportation cost savings compared to
product shipped into region
Combined
•
Storage at facilities allow for better timing
of product pick-up / application by
customers than competitors located
outside of the region
•
Region relies on imports from other parts
of the U.S. to meet demand
•
Strong market for ammonia and UAN
Source:
Company
Information
Rentech Nitrogen Partners
(East Dubuque, IL)
Nitrogen Fertilizer Facilities
Union
Pacific
Mainline Distribution
CVR Partners
(Coffeyville, KS)
NM
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
MI
OH
IN
IL
TN
AL
AR
LA
MO
IA
MN
WI
MS

0%
20%
40%
60%
80%
100%
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Well-Structured, Fairly Timed Transaction
Last Twelve Months Relative Market Capitalization
(1)
2/17/15
RNF announces
exploration of
strategic alternatives
Source:
Capital IQ as of 8/7/2015
1.
Illustrated on rolling 5-day average
RNF
Current : 34%
LTM Average: 35%
UAN
Current : 66%
LTM Average: 65%
•
High degree of correlation in RNF and UAN unit prices over time
•
At-market ownership split in-line with average relationship
•
Combination exchange ratio delivers ~64/36 ownership split; RNF unitholders receive majority of premium by virtue of cash consideration

1.
Market data as of 8/7/2015
2.
RNF balance sheet data as of 3/31/2015; UAN balance sheet data as of 6/30/2015
3.
Includes cash offer
4.
Reflects IBES consensus estimates for UAN and RNF (includes Pasadena unless otherwise noted)
5.
Reflects Wall Street analyst estimates for RNF excluding Pasadena
6.
One day before strategic alternatives process was publicly announced by RNF
7.
The 30-Day VWAP exchange ratio of 1.093x as of August 7, 2015 is calculated as the 30-Day VWAP of RNF divided by 30-Day VWAP of UAN
8.
The implied unit prices are calculated as the exchange ratios multiplied by the 30-Day VWAP of UAN
Attractive Valuation for RNF Unitholders
(5)
(5)
(3)
•
Offer value (excluding Pasadena) of $13.69 as of August 7 or $15.47 based on last 30-day VWAP
(5)
(5)
(3)
(7)
(8)
($MM, except unit price)
(1)
Based on Latest Closing Prices
Based on VWAP of the Last 30 Days
UAN at
Market
(2)
RNF at
Market
(2)
RNF at Offer
UAN at
Market
(2)
RNF at
Market
(2)
RNF at Offer
Unit Price (8/07/2015)
$10.69
$10.30
$13.69
$12.40
$13.56
$15.47
Units Outstanding (MM)
73.1
38.9
38.9
73.1
38.9
38.9
Equity Value
782
401
533
907
528
602
Plus: Debt
125
339
339
125
339
339
Less: Cash
(67)
(32)
(32)
(67)
(32)
(32)
Enterprise Value
840
708
839
965
834
909
Enterprise Value / EBITDA Multiples (excludes synergies)
(4)
2015E EBITDA
7.4x
7.0x
8.1x
8.5x
8.3x
8.8x
2016E EBITDA
7.4x
7.2x
8.3x
8.5x
8.5x
9.0x
Unit Exchange
Ratio
Implied
Unaffected RNF
Unit Price
Implied
Premium
Unit Exchange
Ratio
Implied
Unaffected RNF
Unit Price
Implied
Premium
Unaffected Exchange Ratio (2/16/2015)
(6)
1.064x
$11.38
20.3%
1.064x
$13.20
17.2%
Average Unaffected Exchange Ratio 90 Days Prior
to 2/16/2015
(6)
1.025x
$10.96
24.9%
1.025x
$12.71
21.6%
At-Market Current Exchange Ratio (8/7/2015)
0.964x
$10.30
32.9%
1.093x
$13.56
14.1%

•
The transaction is expected to be double-digit accretive to UAN unitholders before synergies
$217MM of 2015E pro forma EBITDA
(1)
•
Expected synergies would further enhance accretion to UAN
Annual run-rate synergies of at least $12MM
Significant savings are expected to come from a reduction in corporate expenses, logistics and procurement improvements and more efficient marketing of combined products
•
RNF unitholders to share in these benefits by virtue of ownership in combined partnership
Significant Value Creation for Both Sets of Unitholders
1.
Reflects RNF and UAN 2015E EBITDA based on IBES consensus estimates as of 8/7/2015

2015E EBITDA
Cash and
Debt
Net
Net Debt / 2015E EBITDA
Market Capitalization
Float Capitalization
Enterprise Value

Strong Combined Financial Profile
Selected Balance Sheet Statistics (as of March 31, 2015)
($MM)
UAN
RNF
Combined
(2)(3)
(1)
113
103
217
Cash Equivalents
73
32
105
125
339
564
Debt
52
307
459
(1)(2)
0.5x
3.0x
2.1x
(5)
782
401
1,183
(5)
330
160
490
(5)
834
708
1,642
1.
Reflects UAN 2015E EBITDA based on IBES consensus estimates as of 8/7/2015. RNF based on Wall Street analyst estimates for RNF excluding Pasadena
2.
No synergies assumed
3.
Assumes cash portion of merger consideration is debt financed
4.
RNF
cash balance includes Pasadena, the amount of which may not be part of the transaction
5.
Market data as of 8/7/2015
•
Over $1.6Bn pro forma Enterprise Value
(4)

Syncrude (Mildred Lake, AB)
121 Mstons
Agrium (Redwater, AB)
331 Mstons
Sherrit (Ft Saskatchewan, AB)
276 Mstons
Teck Cominco (Trail, BC)
320 Mstons
Dakota Gasification (Beulah, ND)
121 Mstons
Mississippi River
Simplot (Lathrop, CA)
198 Mstons
Martin (Plainview, TX)
121 Mstons
Honeywell (Hopewell, VA)
1790 Mstons
DSM (Augusta, GA)
320 Mstons
BASF (Freeport, TX)
661 Mstons
RNF's Pasadena facility
575 Mstons

Deep-water docks
Ammonia barge dock

Pasadena: RNF Unitholders to Retain Value
Pasadena Process Overview
•
RNF unitholders to retain value of Pasadena facility by either:
–
Selling Pasadena prior to closing and receiving proceeds; or
–
Receiving interests in entity that owns Pasadena, which
would later be sold
Asset Overview
•
Primary product: Ammonium sulfate
–
Inputs: Ammonia and sulfur
•
Located on ~85 acres in Pasadena, Texas
•
2 deep-water docks;
access for international deliveries
•
Rail service by BNSF and Union Pacific
•
Advantage for distributing product west of the Mississippi
•
Unit trains allow for favorable transportation costs
•
Easy access to several interstate highways
Asset Map
Byproduct
Synthetic
Product type
Areas of RNF marketing focus
Planned
Power Project
Generation Site
Planned
Power Project
Generation Site
Ammonium
Thiosulfate
Storage
Tanks
Ammonium
Thiosulfate
Storage
Tanks
Ammonia
tank
Ammonia
tank
Sulfuric
acid plant
Sulfuric
acid plant
Granulation
Granulation

Conclusion
1.
Based on market data as of 8/7/2015
2.
Comprises of ~1.2MM tons of combined UAN products, ~350k tons of ammonia products and ~300k tons of other products
3.
Eliminates single ammonia / UAN production facility risk for both UAN and RNF
A leading North American nitrogen
fertilizer producer
•
Over
$1.6Bn
pro
forma
enterprise
value
(1)
•
~1.9MM annual sellable tons of nitrogen
products
(2)
•
Strong margins relative to peers
Diversification reduces risk
•
Asset diversification
–
Eliminates single facility risk for
both partnerships
(3)
•
Geographic diversification
•
Markets diversification
•
Feedstock diversification
–
Natural gas and pet coke
Both sets of unitholders
participate in value creation
•
Attractive valuation for RNF
unitholders
•
RNF unitholders to retain value of
Pasadena
•
Significantly accretive to UAN’s
expected distributions per unit
Value creation from estimated
annual run-rate synergies of at
least $12MM
•
Straightforward integration
Combine 2 standalone facilities
•
Reduction of public company costs
Strategic platform for growth,
as the industry consolidates
•
Attractive market position
•
Strong combined balance sheet
•
Increased capital markets liquidity

Next Steps
Merger Agreement signed on August 9, 2015
Rentech Nitrogen to immediately launch process to sell or spin
Pasadena
Regulatory approvals
Approval by Rentech Nitrogen unitholders
Pasadena sale or spin closing (before closing of merger)
Target merger closing by December 31, 2015 (no later than
May 31, 2016)